Exhibit 99.1

Spherix Incorporated (NASDAQ: SPEX) February 16, 2012

Forward-Looking Statements This presentation contains forward-looking statements made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements, including statements relating to planned clinical study design, regulatory and business strategies, plans and objectives of management and growth opportunities for existing or proposed products, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. The risks and uncertainties include, without limitation, risks that product candidates may fail in the clinic or may not be successfully marketed or manufactured, we may lack financial resources to complete development of our products, the FDA may interpret the results of studies differently than us, competing products may be more successful, demand for new pharmaceutical products may decrease, the biopharmaceutical industry may experience negative market trends, our continuing efforts to develop products may be unsuccessful, our common stock could be delisted from the Nasdaq Capital Market, and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on any forward-looking statements that speak only as of the date of this presentation. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this presentation or to reflect the occurrence of unanticipated events.

Company Description Core expertise in scientific and technical aspects of drug and food development Operates two subsidiaries Biospherics: Pharmaceutical development of D-tagatose and pipeline products Dyslipidemias Atherosclerosis Metabolic Syndrome and Diabetes Spherix Consulting: Scientific consulting on food and drug approvals for clients worldwide

Investment Highlights D-tagatose and SPX-106 show promise in multiple clinical applications Hypertriglyceridemia ($26 billion treatment market) Diabetes ($175 billion treatment market) Preclinical and Phase 2 data show significant lowering of triglycerides Much faster and less expensive development pathway vs. diabetes Clinical development program initiated Cash position sufficient to fund initial triglyceride studies Phase 3 study demonstrated statistically significant reductions in HbA1c in patients with mild Type 2 diabetes Pursuing partnership(s) for further clinical development

What is D-tagatose? D-Tagatose D-Fructose Naturally occurring L-epimer of D-fructose with an inversion at C4 Spherix used chiral carbohydrate research to create L-sugars that are not metabolized, but retain sweetness Blocks lipid formation from carbohydrates Does not stimulate insulin production

The D-Tagatose Difference May provide a safety advantage over current agents Approved as GRAS by FDA; approved as Novel Food in EU; ADI “not specified” by JECFA Provides lipoprotein and glycemic control through a mechanism of action unlike any agent currently marketed in the U.S. “Sugar blocker” with potential fat, liver and gut mechanisms that may modify blood lipid and post-prandial glucose levels

Proposed Mechanism of Action in Lowering VLDL and Triglycerides D-Tagatose lowers blood lipoprotein and glucose levels Triglycerides reduced VLDL reduced LDL reduced HDL essentially unchanged TC reduced D-Tagatose does not cause myopathy / rhabdomyolysis D-Tagatose does not stimulate insulin secretion Tagatose follows fructose pathway in the liver 7

Preclinical Phase 1 Phase 2 Phase 3 Marketed Pharmaceutical Pipeline Compounds Formulated with D-Tagatose SPX 8522876 dyslipidemias Dose Ranging Study (D-Tagatose) Type-2 diabetes Phase 2 Completed SPX 7233801 atherosclerosis SPX 10624258 metabolic syndrome SPX 8818309 obesity SPX 8818440 diabetes NEET Study (D-Tagatose) 1 Type-2 diabetes Phase 3 Completed 1. Proceeded directly from phase 1 to 3 due to FDA GRAS approval “SPX-106”

In-Licensing for the Pipeline Biospherics’ goal to diversify pipeline by licensing in new drug candidates The Company has preclinical cardiovascular and metabolic drug candidates licensed from UKRF The Company is seeking and examining: Later, clinical-stage compounds:  Phase 1 and Phase 2 Orphan drugs:  Developed specifically to treat a rare medical condition  7 years of data exclusivity in addition to patent life in US  In the US and EU, may be easier to gain marketing approval

The Metabolic Syndrome Metabolic syndrome is a combination of medical disorders that increase the risk of developing cardiovascular disease and diabetes. It affects one in five people, and prevalence increases with age. US National Cholesterol Education Program Adult Treatment Panel III (NCEP ATP) (2001) requires at least three of the following: central obesity: waist circumference > 102 cm or 40 inches (male), > 88 cm or 36 inches (female) dyslipidemia: TG > 1.7 mmol/L (150 mg/dl) dyslipidemia: HDL-C < 40 mg/dL (male), < 50 mg/dL (female) blood pressure > 130/85 mmHg fasting plasma glucose > 6.1 mmol/L (110 mg/dl)

Hypertriglyceridemia In the U.S. alone, more than 100 million people have elevated triglycerides, defined as more than 150 mg/dl Approximately 10 million are poorly served by current drug regimens The U.S. market for triglyceride-lowering drugs is in excess of $4 billion The path to commercialization is shorter than for an oral antidiabetic drug

Large and Growing Triglyceride Market Opportunity A growing epidemic of metabolic syndrome and dyslipidemia supports blockbuster products in an area with limited competition Unmet needs still exist due to: adverse events with niacin, lack of robust cardiovascular benefit with fibrates, and unwanted lipid effects of raising the bad LDL cholesterol (fish oils) or decreasing the good HDL cholesterol (fibrates) Need new safe agents for use in patients with both high cholesterol and high triglycerides \ High Cholesterol Only High Cholesterol and High Triglycerides High Trigs Only Statins $24B Fibrates $2B Fish Oil $1B 45% 45% 3% Statin Combos $0.5B No or detrimental effect on LDL % of population

The Metabolic Diseases Crisis- Hypertriglyceridemia In the US alone, >100 million people have elevated triglycerides (> 150 mg/dl) Associated with other lipid abnormalities and the metabolic syndrome abdominal obesity, insulin resistance, low high-density lipoprotein (HDL), and hypertension, which are linked to coronary artery disease Preclinical work and interim Phase 2 D-tagatose data support pursuit of this indication for development Good commercial opportunity! Large, but poorly-served market due to side effects of current products, with few competitors and low promotional intensity

Tagatose Effects on Triglycerides LDLr Knockout Mice Animal studies in a model of diet-induced atherosclerosis suggested D-tagatose might reduce lipoproteins and athero-sclerosis.

Tagatose Effects on Triglycerides LDLr Mice (2) Tagatose administration reduced triglycerides, adiposity and body mass. Gender Diet Body weight (g) Rate of body weight gain (g/week) Tibialis anterior (mg) Total triglycerides (mg/dl) Adiposity index (%) M NORMAL 30.18 ± 0.36 0.28 ± 0.03 57.80 ± 3.50 110.3 ± 19.9 3.35 ± 0.27 CARB 40.30 ± 1.78 * 0.97 ± 0.06 58.80 ± 2.73 822.4 ± 147.5 * 6.70 ± 0.77 * TAG 27.30 ± 0.42 0.17 ± 0.03 57.83 ± 2.20 162.3 ± 29.2 1.72 ± 0.13 F NORMAL 24.43 ± 1.10 0.30 ± 0.05 35.25 ± 7.41 79.1 ± 15.5 2.71 ± 0.57 CARB 30.56 ± 0.98 * 0.68 ± 0.05 43.14 ± 2.06 326.2 ± 37.3 * 5.39 ± 0.41 * TAG 24.06 ± 0.73 0.19 ± 0.02 42.40 ± 2.50 54.1 ± 8.0 1.60 ± 0.32 Date are mean  ± SEM from N = 5/6 mice/group).

/ SPX-106 Total Cholesterol LDLr -/- Mouse Treated with Sugar and Drug Mixtures for Three Weeks mg__ dL Day 36 TRIGLYCERIDES p=0.03 for tagatose vs. water p=0.008 for tagatose vs. glucose / fructose p=0.001 for tag/SPX106 vs. glucose / fructose CHOLESTEROL p=0.05 for gluc/fruc vs. tagatose p=0.01 for gluc/fruc vs. tagatose / SPX106 n=10 per group Triglycerides Day 36 * * * * (SPX-106T = SPX-106 in D-tagatose)

/ SPX-106T Triglycerides Total Cholesterol LDLr -/- Mouse Treated with Sugar and Drug Mixtures for Nine Weeks mg__ dL Day Day TRIGLYCERIDES p=0.035 for tagatose vs. water p=0.046 for tagatose vs. glucose / fructose p=0.009 for SPX-106T vs. water p=0.011 for SPX-106T vs. glucose / fructose CHOLESTEROL p=0.05 for gluc/fruc vs. tagatose p=0.01 for gluc/fruc vs. SPX-106T n=10 per group * * * * (SPX-106T = SPX-106 in D-tagatose)

The SPX-106T combination is the most effective of the treatments for lowering triglycerides. The SPX-106 dose is responsible for lowering most of the triglycerides in the blood, followed by tagatose. D-tagatose lowers triglycerides by -3.1 mg/dl per g/kg/dose of the sugar, while the SPX-106 lowers triglycerides by -372 mg/dl per g/kg/dose of the drug. Both glucose and fructose raise triglycerides. The SPX-106/tagatose combination is the most effective of the treatments for lowering cholesterol. The SPX-106 concentration is responsible for lowering most of the cholesterol in the mice blood, followed by tagatose. D-tagatose lowers cholesterol by -3.9 mg/dl per g/kg/dose of the sugar, while the SPX-106 lowers cholesterol by -629 mg/dl per g/kg/dose of the drug. Both glucose and fructose raise cholesterol. Peak Factor Analysis Results for the LDLr -/- Mice

SPHERIX INNOVATIONS FOR HEALTH

VLDL, LDL and HDL at 9 Weeks by FPLC and Enzymatic Assay in LDLr -/- Mice

Glucose & Fructose



VLDL
LDL
HDL
UV Absorbance
Fraction

Mean VLDL=127, LDL=141, HDL=110 mg/dl

Mean TC=378 mg/dl

n=10

Glucose & Fructose & SPX-106T



VLDL *
LDL *
HDL
UV Absorbance
Fraction

Mean VLDL=82*, LDL=116*, HDL=107 mg/dl

Mean TC=305* mg/dl

p<0.05, n=10

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SPX-106T Reduces Atherosclerosis Group 1: Water (- control) Group 3 : Glucose+Fructose+Tagatose Group 2: Glucose+Fructose Group 4*: Glucose+Fructose+SPX106T (+ control) p<0.10

SPX-106T Results Serum triglycerides (TG) were cut almost in half Reduction on VLDL cholesterol was the next largest, followed by the reduction in LDL cholesterol Reduction in TG, VLDL and LDL may explain the reduction in atherosclerotic lesion area in the aortic arch

ApoE -/- Total Body Weight Group Kcal/g Diet Total Feed Consumption (g) Days of study Number of Mice Caloric Intake (Kcal/Mouse/Day) Sucrose 4.5 3985 70 13 19.71 SPX-106T 3.9 4591 70 13 19.68

ApoE -/- Mouse Organ Weights Black = Western diet White = Western with SPX-106T Mass reduction comes from fat pads in the body * p<0.01 * *

ApoE -/- Total Cholesterol Both groups received a high fat, high carbohydrate diet. In the SPX-106T group, the sucrose in the diet was replaced with tagatose, and the diet was 0.1% SPX-106 by weight.

Comparative Cholesterol Results High Fat Chow (HFC) plus Treatment Western Diet Plus Treatment Measurements following 3 weeks of treatment in the hamster SPX-106 mg/kg/dose SPX-106 (m/kg/dose) + Tagatose* * 6 g/kg/dose ** 100 mg/kg/dose FEN = fenofibrate 25 50 100 Western Diet Tagatose* SPX-106**

Comparative Triglyceride Results Measurements following 3 weeks of treatment in the hamster High Fat Chow (HFC) plus Treatment Western Diet Plus Treatment SPX-106 mg/kg/dose SPX-106 (m/kg/dose) + Tagatose* * 6 g/kg/dose ** 100 mg/kg/dose FEN = fenofibrate 25 50 100 Western Diet Tagatose* SPX-106**

Phase 2 Dose-Response Trial Objective Evaluate dose-response effect of minimal doses of D-tagatose (2.5, 5.0 or 7.5 grams dosed 3-times daily) on glycemic control in subjects with Type 2 diabetes not well controlled by diet and exercise 2.5 grams was comparator Design Multi-center, single-blind, randomized, parallel group clinical study; 6 months duration 34 patients in each of the 3 groups for a total of 102 evaluable patients Clinical Endpoints Primary: HbA1c (7.5g-2.5g = -0.2%) Secondary: LDL, HDL, TG, glucose, insulin, body weight 7.5 g reduced triglycerides by -42 mg/dl vs. the 2.5 gram dose (EE) and -31 mg/dl (p=0.03) (ITT) at 3 months which remained -29 mg/dl at 6 months Mean triglyceride level was 180 at start of trial Protocol 70971-005

Unlike some other drugs, D-tagatose lowered triglycerides without elevating VLDL D-tagatose in the 7.5 g dose reduced LDL vs. the 2.5 g dose by -11 mg/dl by the third month of treatment The reduction essentially held steady at the six-month end-of-study visit (-10 mg/dl). HDL was unchanged, increasing only between 0.3 and 1.4 mg/dl over the entire course of the study vs. comparator Phase 2 Dose Response Triglyceride Results

HbA1c and Body Mass Index HbA1c BMI TG HbA1c 1 0.722 0.801 BMI 0.722 1 0.718 TG 0.801 0.718 1 Values are Pearson product-moment correlation coefficients, p<0.10 Levels of glycated hemoglobin (HbA1c ) are directly correlated to levels of triglycerides (TG) and body mass index (BMI). When one of these measures is elevated, the others are likely to be elevated as well. As a result, hyperphagia could, in effect, lead to “fat cell burn-out”.

Phase 3 Clinical Trial in Diabetes Objective Evaluate 15 grams of D-tagatose dosed 3-times daily on glycemic control in subjects with Type 2 diabetes not well controlled by diet and exercise Design Multi-center, double-blind, placebo-controlled study 494 treatment-naïve patients randomized 34 sites in the U.S., 23 sites in India 102 patients enrolled in the U.S., 254 patients enrolled in India Entry HbA1c between 6.6% and 9.0% (avg. 7.5%) <6% considered normal, >8% considered high, ADA recommends <7% Clinical Endpoints Primary: HbA1c Secondary: TG, LDL, HDL, body weight, glucose, insulin, NEET Study (Protocol 70971-004)

SPHERIX
INNOVATIONS FOR HEALTH

Favorable Tagatose Top-Line Data

Statistically significant reduction of HbA1c in US ITT and PP at all time points

Reduction in HbA1c Over Time

Patient population	2 months	6 months	10 months
U.S. PP	-0.4* (n=51)	-0.6* (n=29)	-1.1* (n=20)
U.S. ITT LOCF	-0.3* (n=100)	-0.3* (n=101)	-0.4* (n=101)
India PP	-0.1 (n=150)	0.0 (n=117)	-0.2 (n=72)
India ITT LOCF	-0.2 (n=253)	-0.1 (n=254)	-0.2* (n=254)
Global PP	-0.2 (n=201)	-0.2* (n=146)	-0.4* (n=92)
Global ITT LOCF	-0.2* (n=353)	-0.2* (n=355)	-0.2* (n=355)
Global ITT (7.5<HbA1c<9.0)	-0.3 (n=175)	0.1 (n=134)	-0.5* (n=92)

PP = Per-Protocol; ITT = Intent-to-Treat; LOCF = Last Observation Carried Forward

* $p<0.05$; all other figures do not have statistical significance

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Other Diabetes Clinical Findings Patients with >1 treatment-emergent adverse events in the active group (163) was comparable to the placebo group (166) No serious adverse event deemed treatment related No episodes of hypoglycemia or pancreatitis were reported among any trial subjects The study was not powered for significance in secondary endpoints (e.g., triglycerides)

Intellectual Property Protection Patents include: Ten national filings for SPX-106T based on PCT publication # 2010/054001 as anti-metabolic, atherosclerosis, obesity & diabetes methods and composition Filing for a tagatose-metformin formulation for diabetes New Chemical Entity Exclusivity (Hatch-Waxman) – U.S. 5-year exclusivity (no aNDA’s accepted) usually granted to new drug products containing chemical entities never previously approved by FDA either alone or in combination Essentially ~6 years exclusivity (base case) Pediatric Exclusivity – U.S. 6 months exclusivity for conducting studies in pediatric population Added to end of all existing marketing exclusivity and patent periods

Near Term Milestones Milestone Initiating Perform additional animal studies on hypertriglyceridemia for SPX-106T 1Q’12 Begin human study with SPX-106T in hypertriglyceridemia 2012 Engage partner for D-tagatose in diabetes to continue development Ongoing File IND for SPX-106T at FDA 2Q’12

Financial Overview* *Unaudited Cash (9/30/11) $5.0 million Working Capital (9/30/11) $4.7 million Revenue (9 months ended 9/30/11) $0.7 million Estimated Cash Burn (10/1/11-9/30/12) approx. $4-6 million Shares Outstanding (11/30/2011) 3.1 million Warrants Outstanding @ $32.5 110,435 Warrants Outstanding @ $15.0 210,000 Warrants Outstanding @ $15.625 12,600 Warrants Outstanding @ $8.125 12,807 Warrants Outstanding @ $8.00 213,450 Warrants Outstanding @ $2.24 532,559 Warrants Outstanding @ $2.95625 15,977

Experienced Leadership Claire L. Kruger, Ph.D., Chief Executive Officer Toxicologist with 25 years of consulting experience; primary area of expertise is in pharmaceuticals, consumer products and foods, where she provides scientific, regulatory, and strategic support to clients in both the US and international regulatory arenas Robert A. Lodder, Ph.D., President Founder of InfraReDx, Inc., Prescient Medical, Inc., and Escent Technologies, Inc. Professor of Pharmaceutical Sciences at the College of Pharmacy, University of Kentucky Medical Center. Joint appointments in Electrical & Computer Engineering and in Chemistry. Inventor with over 100 publications and 17 patents. Robert L. Clayton, Chief Financial Officer 16 years of experience in finance and accounting, including 5 years in public accounting; previously served as Director of Finance and Controller for Spherix Katherine M. Brailer, Corporate Secretary and Director of Administrative Services 25 years of experience in all aspects of administrative services, including 10 years as an Officer of Spherix

Authoritative Scientific Investigative Team Lisa A. Cassis, Ph.D. – adipocytes and aneurysm Chair of the Department of Nutritional Sciences in the College of Medicine. A primary research interest is the study of production of components of the renin-angiotensin system by adipocytes, and the impact of an adipose renin-angiotensin system on the development of obesity and obesity-associated diseases (diabetes, hypertension, atherosclerosis). Alan Daugherty, Ph.D. – lipids and atherosclerosis Editor-in-Chief of the AHA Journal Arteriosclerosis, Thrombosis, and Vascular Biology (ATVB). College of Medicine Senior Associate Dean for Research, Director, Saha Cardiovascular Research. Studies macrophages, endothelial cells and smooth muscle cells in the development of dyslipidemias, atherosclerosis, and abdominal aortic aneurysm. Phillip Kern, M.D. – metabolic syndrome Professor, Division of Endocrinology and Molecular Medicine, Director, Barnstable Brown Kentucky Diabetes and Obesity Center, Director, Center for Clinical and Translational Sciences. Basic and clinical research related to obesity, metabolic syndrome, and diabetes. Clinical studies have examined adipose tissue and muscle gene expression in relation to insulin resistance, tissue lipotoxicity and inflammation in obesity related insulin resistance. Other research involves the gene expression of lipoprotein lipase (LPL), an important enzyme in adipose tissue that is involved in triglyceride metabolism, diabetes, and obesity.